Exhibit 10.22

Capmark Loan #01-1017791

EXCEPTIONS TO NONRECOURSE GUARANTY

        THIS EXCEPTIONS TO NONRECOURSE GUARANTY ("Agreement") is entered into as of October     , 2006, by the undersigned ("Guarantor"), for the benefit of and in order to induce WELLS FARGO BANK, N.A. (formerly known as Norwest Bank Minnesota, National Association), as Trustee for GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C 1 (the "Lender) to consent to the assumption of a loan in the original principal amount of $2,475,000.00 (the "Loan") by CHERRY HEALTH HOLDINGS, INC., a Nevada corporation (the "Borrower").

RECITALS

        A.    The Loan is evidenced by a Promissory Note from G&L Hoquiam, LLC ("Original Borrower") to GMAC Commercial Mortgage Corporation ("Former Lender") dated August 6, 1998 (the "Note"). The Loan is secured by a Deed of Trust and Security Agreement dated August 6, 1998 (the "Deed of Trust"), covering the property described in the Deed of Trust and located at 3035 Cherry Street, Hoquiam, Washington 98550 (the "Property").

        B.    The Note, as may be amended from time to time, shall be referred to in this Agreement as the "Note." The Deed of Trust and Security Agreement, as may be amended from time to time, shall be referred to in this Agreement as the "Deed of Trust," The term "Loan Documents" when used in this Agreement, shall mean, collectively, the following documents: (i) the Note, (ii) the Deed of Trust, (iii) the Loan Agreement by and between Original Borrower and Original Lender of even date herewith, and (iv) all other documents or agreements executed in connection with the Loan and the assumption of the Loan by Borrower, whether presently existing or hereinafter entered into, as such Loan Documents may be amended from time to time.

        C.    Lender is the holder of the Note and is the successor in interest to Former Lender in and to the Loan Documents.

        D.    The Property is being conveyed by Original Borrower to Borrower as of the date hereof, and as part of the consideration for such conveyance, Borrower has agreed to assume the obligations of Original Borrower under the Loan Documents and comply with the covenants and obligations of Original Borrower contained in the Loan Documents, upon the terms and conditions set forth in that certain Loan Assumption Agreement of even date herewith (the "Assumption Agreement").

        E.    Original Borrower and Borrower have requested that Lender consent to the assumption of the Loan and waive the due on sale restrictions of the Deed of Trust to permit the conveyance of the Property to Borrower.

        F.     Lender is not willing to consent to the assumption of the Loan unless the undersigned Guarantor executes this Agreement.

AGREEMENT

        NOW, THEREFORE, in order to induce Lender to consent to Borrower's assumption of the Loan evidenced by the Note and secured by the Deed of Trust, and in consideration thereof, Guarantor hereby (i) irrevocably and unconditionally guarantees the full and prompt payment to Lender of all amounts which may from time to time while the Note is outstanding and unpaid become due and owing by Borrower, whether principal, interest or other sums, for which Borrower may from time to time, or at any time be personally liable for payment to Lender under the Note (due to the applicability of the exceptions to nonrecourse liability provisions contained in Section 12.19 of the Note) (the "Guaranteed Obligations"), and (ii) agrees to pay, on demand, all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by Lender in enforcing its rights under this Agreement. All obligations of Guarantor under this Agreement shall be joint and several among all persons (if more than one) included as a Guarantor. This Agreement is an unconditional guaranty of payment, and not a guaranty of collection, and may be enforced by Lender directly against Guarantor without any requirement that Lender must first exercise its rights against Borrower or any general partner of Borrower or any collateral or other security for payment of the Note.

        The obligations of Guarantor under this Agreement shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Deed of Trust, the Loan Agreement, the Loan Documents, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement, and agrees that the obligations of Guarantor shall not be affected by any circumstances, whether or not referred to in this Agreement, which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor hereby waives diligence, presentment, demand for payment, protest, all notices which may be required by statute, rule of law or otherwise to preserve intact Lender's rights against Guarantor under this Agreement, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by Borrower of any of the Guaranteed Obligations, and generally, all demands, notices and other formalities of every kind in connection with this Agreement, and all rights to require Lender to (a) proceed against Borrower or, if Borrower is a partnership, any general partner of Borrower, (b) proceed against or exhaust any collateral held by Lender to secure the payment of the Loan, or (c) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower.

        Guarantor hereby agrees that, at any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a) the time for payment of the principal and/or interest on the Note may be extended or the Note may be renewed in whole or in part one or more times; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Deed of Trust, the Loan Agreement, or any of the other Loan Documents evidencing, securing or governing the Loan, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Note may be accelerated as provided therein or in the Deed of Trust, or any of the other Loan Documents; (d) the Note, the Deed of Trust, the Loan Agreement, or any other Loan Documents, may be modified or amended by Lender and Borrower in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Loan may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Loan.

        If any payment by Borrower is held to constitute a preference under any applicable bankruptcy or similar laws, or if for any reason Lender is required to refund any sums to Borrower, such amounts shall not constitute a release of any liability of Guarantor hereunder. It is the intention of Lender and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

        Guarantor agrees that any indebtedness of Borrower now or hereafter held by Guarantor is hereby and shall be subordinated to all indebtedness of Borrower to Lender and any such indebtedness of Borrower shall be collected, enforced and received by Guarantor, as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Agreement.

        Guarantor agrees that Lender, in its sole and absolute discretion, may (a) bring suit against Guarantor, or any one or more of the individuals constituting a Guarantor, and any guarantor(s) of the Loan, if any, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the individuals constituting a Guarantor for such consideration as Lender may deem proper; (c) release one or more of the individuals constituting Guarantor, or any guarantor(s) of the Loan, if any, from liability thereunder; and (d) otherwise deal with Guarantor and any guarantor(s) of the Loan, if any, or any one or more of them, in any manner whatsoever, and that no such action shall impair the rights of Lender to collect the Guaranteed Obligations from Guarantor. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Guarantor with respect to any guarantor of the Loan, if any.

        Lender may assign its rights under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall include, in addition to Lender, any lawful owner, holder or pledgee of the Note.

        Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against the Borrower or any general partner of Borrower by reason of any payment by Guarantor under this Agreement, whether such right or claim arises at law or in equity or under any contract or statute.

        GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER AGAINST GUARANTOR UNDER THIS AGREEMENT.

        Guarantor irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Washington over any suit, action, or proceeding arising out of or relating to this Agreement. Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to whose jurisdiction the Guarantor is subject, by a suit upon such judgment provided that service of process is effected upon the Guarantor in a manner specified in this Agreement or as otherwise permitted by applicable law.

        Guarantor hereby irrevocably designates and appoints Christie Bohnsack of 1710 Plaza Way, Walla Walla, Washington 99362, as its authorized agent to accept and acknowledge on its behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Agreement in any state or federal court sitting in the State of Washington. If such agent shall cease so to act, Guarantor shall irrevocably designate and appoint without delay another such agent in the State of Washington satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

        Guarantor hereby consents to process being served in any suit, action, or proceeding instituted in connection with' this Agreement by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to it at its address designated hereinbelow and (b) serving a copy thereof upon the agent, if any, hereinabove designated and appointed by the Guarantor as the Guarantor's agent for service of process. Guarantor irrevocably agrees that such service shall be deemed in every respect to be effective service of process in any such suit, action, or proceeding. Nothing in this Agreement shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in this Agreement will limit the right of the Lender otherwise to bring proceedings against the Guarantor, or any of them, in the courts of any other appropriate jurisdiction.

        THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE LENDER AND GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. GUARANTOR COVENANTS AND AGREES THAT THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND GUARANTOR AND ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS, AND STATEMENTS, ORAL OR WRITTEN, ARE MERGED INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. NEITHER THIS AGREEMENT NOR ANY PROVISION HEREOF MAY BE WAIVED, MODIFIED, AMENDED, DISCHARGED, OR TERMINATED EXCEPT BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH THE ENFORCEMENT OF SUCH WAIVER, MODIFICATION, AMENDMENT, DISCHARGE, OR TERMINATION IS SOUGHT, AND THEN ONLY TO THE EXTENT SET FORTH IN SUCH AGREEMENT.

        Guarantor has the full power and authority to enter into this Agreement and the New Guarantor Environmental Agreement (as defined in the Assumption Agreement), both of even date herewith. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Guarantor (1) has been duly and validly authorized by all necessary action on the part of Guarantor, (2) does not conflict with or result in a violation of Guarantor's organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Guarantor is a party, (3) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Guarantor is bound or to which Guarantor is a party; and (4) constitute the valid and binding obligations of Guarantor, as applicable, enforceable against Guarantor, as applicable, in accordance with their terms.

        Guarantor represents and warrants to Lender as follows:

        (a)   Guarantor has received and reviewed all of the Loan Documents;

        (b)   All information and materials, including financial information, regarding Guarantor was true and correct in all material respects as of the date provided to Lender and remains materially true and correct as of the date hereof; and

        (c)   There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Guarantor.

        Guarantor acknowledge that Lender is relying upon the foregoing representations and warranties as a material inducement to Lender's consent to the assumption of the Loan.

        Guarantor hereby jointly and severally, unconditionally and irrevocably, finally and completely RELEASES AND FOREVER DISCHARGES Lender and its respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Guarantor has as of the Effective Date or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating the Loan, or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the Effective Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the Effective Date. Guarantor understands and agrees that the foregoing general release is in consideration for the agreements of Lender contained herein and that it will receive no further consideration for such release. Guarantor represents and warrants to Lender that Guarantor has not previously assigned or transferred to any person or entity any matter released hereunder and Guarantor agrees to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer.

Capmark Loan #01-1017791

GUARANTOR: THE ENSIGN GROUP, INC., a Delaware corporation
By:	/s/
Name:	Gregory V. Stapley
Title:	Vice President
Guarantor's Designated Notice Address:
27101 Puerta Real, Suite 450 Mission Viejo, CA 92691